Exhibit 99.1
Synaptics Reports First Quarter Fiscal 2025 Results

Q1’25 Financial Results and Recent Business Highlights

•Revenue of $257.7 million
•GAAP gross margin of 46.9 percent
•Non-GAAP gross margin of 53.9 percent
•GAAP loss per share of $0.58
•Non-GAAP diluted earnings per share of $0.81

SAN JOSE, Calif., – November 7, 2024 – Synaptics Incorporated (Nasdaq: SYNA), today reported financial results for its first quarter of fiscal 2025 ended September 28, 2024.

Net revenue for the first quarter of fiscal 2025 was $257.7 million. GAAP net loss for the first quarter of fiscal 2025 was $23.1 million, or a loss of $0.58 per basic share. Non-GAAP net income for the first quarter of fiscal 2025 was $32.5 million, or $0.81 per diluted share.

“Fiscal year 2025 had a solid start with first quarter revenues increasing sequentially and year-over-year. The headwinds from inventory are significantly reduced, our new designs are beginning to ramp, and we are seeing opportunities for share gains. Our Core IoT products grew 55% year-over-year in the first quarter and have posted double-digit sequential growth for three consecutive quarters. We continue to make progress with our strategic initiatives and are positioning the company for long-term, sustainable growth.” said Michael Hurlston, Synaptics’ President and CEO.

Business Outlook
Ken Rizvi, CFO of Synaptics, added, “Our guidance for the second quarter of fiscal 2025 shows continued sequential revenue growth. While some markets are seeing gradually improving trends, forward visibility continues to remain limited. Our strong balance sheet enables us to support our growth initiatives while also allocating a portion of our cash toward share repurchases.”

For the second quarter of fiscal 2025, the company expects:

	GAAP	Non-GAAP Adjustment	Non-GAAP

Revenue	$265M ± $15M	N/A	N/A

Gross Margin*	45.0 percent ± 1.5 percent	$23M	53.5 percent ± 1.0 percent

Operating Expense**	$136M ± $4M	$40M ± $2M	$96M ± $2M

Earnings (loss) per share***	($0.45) ± $0.20	$1.30	$0.85 ± $0.20

*    Projected Non-GAAP gross margin excludes intangible asset amortization and share-based compensation.
**    Projected Non-GAAP operating expense excludes share-based compensation, restructuring costs, and acquisition and integration related costs.
***    Projected Non-GAAP earnings per share excludes share-based compensation, restructuring costs, acquisition and integration related costs, and other non-cash and Non-GAAP tax adjustments.

Earnings Call and Supplementary Materials
The Synaptics first quarter 2025 teleconference and webcast is scheduled to begin at 2:00 p.m. PT (5:00 p.m. ET), on Thursday, November 7, 2024, during which the company will provide forward-looking information.

Speakers:
•Michael Hurlston, President and Chief Executive Officer
•Ken Rizvi, Chief Financial Officer

To participate on the live call, analysts and investors should pre-register at Synaptics Q1 FY2025 Earnings Call Registration.
https://register.vevent.com/register/BI4bb6ef1934854068ba5157265a2136e5. Supplementary slides, a copy of the prepared remarks, and a live and archived webcast of the conference call will be accessible from the “Investor Relations” section of the company’s Website at https://investor.synaptics.com/.
About Synaptics Incorporated:
Synaptics (Nasdaq: SYNA) is changing the way humans engage with connected devices and data, engineering exceptional experiences throughout the home, at work, in the car and on the go. Synaptics is the partner of choice for the world’s most innovative intelligent system providers who are integrating multiple experiential technologies into platforms that make our digital lives more productive, insightful, secure and enjoyable. These customers are combining Synaptics’ differentiated technologies in touch, display and biometrics with a new generation of advanced connectivity and AI-enhanced video, vision, audio, speech and security processing. Follow Synaptics on LinkedIn, X and Facebook, or visit synaptics.com.
Use of Non-GAAP Financial Information
In evaluating its business, Synaptics considers and uses Non-GAAP Net Income, which we define as net income excluding share-based compensation, acquisition-related costs, and certain other non-cash or recurring and non-recurring items the company does not believe are indicative of its core operating performance as a supplemental measure of operating performance. Non-GAAP Net Income is not a measurement of the company’s financial performance under GAAP and should not be considered as an alternative to GAAP net income. The company presents Non-GAAP Net Income because it considers it an important supplemental measure of its performance since it facilitates operating performance comparisons from period to period by eliminating potential differences in net income caused by the existence and timing of share-based compensation charges, acquisition-related costs, and certain other non-cash or recurring and non-recurring items. Non-GAAP Net Income has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP net income. The principal limitations of this measure are that it does not reflect the company’s actual expenses and may thus have the effect of inflating its net income and net income per share as compared to its operating results reported under GAAP. In addition, the company presents components of Non-GAAP Net Income, such as Non-GAAP Gross Margin, Non-GAAP operating expenses and Non-GAAP operating margin, for similar reasons.
As presented in the “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables that follow, Non-GAAP Net Income and each of the other Non-GAAP financial measures excludes one or more of the following items:
Acquisition and integration-related costs
Acquisition and integration-related costs primarily consist of:

•amortization of purchased intangibles, which include acquired intangibles such as developed technology, customer relationships, trademarks, backlog, licensed technology, patents, and in-process technology when post-acquisition development is determined to be substantively complete;
•inventory fair value adjustments affecting the carrying value of inventory acquired in an acquisition;
•transitory post-acquisition incentive programs negotiated in connection with an acquired business or designed to encourage post-acquisition retention of key employees; and
•legal and consulting costs directly associated with acquisitions, potential acquisitions and refinancing costs, including non-recurring acquisition related costs and services.
These acquisition and integration-related costs are not factored into the company’s evaluation of its ongoing business operating performance or potential acquisitions, as they are not considered as part of the company’s principal operations. Further, the amount of these costs can vary significantly from period to period based on the terms of an earn-out arrangement, revisions to assumptions that went into developing the estimate of the contingent consideration associated with an earn-out arrangement, the size and timing of an acquisition, the lives assigned to the acquired intangible assets, and the maturity of the business acquired. Excluding acquisition related costs from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability and potential earnings volatility associated with purchase accounting and acquisition-related items.

Share-based compensation
Share-based compensation expense relates to employee equity award programs and the vesting of the underlying awards, which includes stock options, deferred stock units, market stock units, performance stock units, phantom stock units and the employee stock purchase plan. Share-based compensation settled with stock, which includes stock options, deferred stock units, market stock units, performance stock units and the employee stock purchase plan, is a non-cash expense, while share-based compensation settled with cash, which includes phantom stock units, is a cash expense. Settlement of all employee equity award programs, whether settled with cash or stock, varies in amount from period to period and is dependent on market forces that are often beyond the company’s control. As a result, the company excludes share-based compensation from its internal operating forecasts and models. The company believes that Non-GAAP measures reflecting adjustments for share-based compensation provide investors with a basis to compare the company’s principal operating performance against the performance of peer companies without the variability created by share-based compensation resulting from the variety of equity-linked compensatory awards used by other companies and the varying methodologies and assumptions used.
Intangible asset impairment charge
Intangible asset impairment charge represent the excess carrying value of an indefinite-lived asset over its fair value. The intangible asset impairment charge is a non-cash charge. The company excludes intangible asset impairment charge from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures, reflecting adjustments for intangible asset impairment charge, provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by the intangible asset impairment charge.
Restructuring costs
Restructuring costs are costs incurred to address cost structure inefficiencies of acquired or existing business operations and consist primarily of employee termination, asset disposal and office closure costs, including the reversal of such costs. As a result, the company excludes restructuring costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for restructuring costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by restructuring costs designed to address cost structure inefficiencies of acquired or existing business operations.
Legal settlement accruals and other
Legal settlement accruals and other represent our estimated cost of settling legal claims and any obligations to indemnify a counterparty against third party claims that are unusual or infrequent. As a result, the company will exclude these settlement charges from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that non-GAAP measures reflecting an adjustment for settlement charges provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by unusual or infrequent settlement accruals designed to address non-recurring or non-routine costs.

Other non-cash items
Other non-cash items include non-cash amortization of debt discount and issuance costs. These items are excluded from Non-GAAP results as they are non-cash. Excluding other non-cash items from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability associated with other non-cash items.
Non-GAAP tax adjustments
The company forecasts its long-term Non-GAAP tax rate in order to provide investors with improved long-term modeling accuracy and consistency across financial reporting periods by eliminating the effects of certain items in our Non-GAAP net income and Non-GAAP net income per share, including the type and amount of share-based compensation, the taxation of post-acquisition intercompany intellectual property cross-licensing or transfer transactions, and the impact of other acquisition items that may or may not be tax deductible. The company intends to evaluate its long-term Non-GAAP tax rate annually for significant events, including material tax law changes in the major tax jurisdictions in which the company operates, corporate organizational changes related to acquisitions or tax planning opportunities, and substantive changes in our geographic earnings mix.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the temporary reduction in demand for our products resulting from accumulated inventories held by our customers and channel partners; our assumptions regarding growth and market share opportunities related to our strategic initiatives; risks related to our ability to repurchase shares and pay down debt; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q; and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release.
For more information contact:
Munjal Shah
Head of Investor Relations
munjal.shah@synaptics.com

SYNAPTICS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	September 2024	June 2024
ASSETS
Current Assets:
Cash and cash equivalents	$853.6	$876.9
Accounts receivable, net	135.8	142.4
Inventories, net	119.6	114.0
Prepaid expenses and other current assets	30.9	29.0
Total current assets	1,139.9	1,162.3
Property and equipment, net	79.5	75.5
Goodwill	816.4	816.4
Acquired intangibles, net	263.8	288.4
Deferred tax asset	358.4	345.6
Non-current other assets	133.2	136.8
Total assets	$2,791.2	$2,825.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$83.3	$87.5
Accrued compensation	28.2	27.4
Other accrued liabilities	136.4	156.3
Current portion of long-term debt	6.0	6.0
Total current liabilities	253.9	277.2
Long-term debt	965.9	966.9
Other long-term liabilities	104.1	114.1
Total liabilities	1,323.9	1,358.2
Stockholders' Equity:
Common stock and additional paid-in capital	1,130.7	1,107.1
Treasury stock	(878.0)	(878.0)
Retained earnings	1,214.6	1,237.7
Total stockholders' equity	1,467.3	1,466.8
Total liabilities and stockholders' equity	$2,791.2	$2,825.0

SYNAPTICS INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended
	September 2024	September 2023
Net revenue	$257.7	$237.7
Acquisition related costs (1)	20.8	17.8
Cost of revenue	116.0	112.8
Gross margin	120.9	107.1
Operating expenses:
Research and development	81.3	86.5
Selling, general, and administrative	50.0	42.3
Acquired intangibles amortization (2)	3.8	5.5
Restructuring costs (3)	14.2	8.0
Total operating expenses	149.3	142.3
Operating loss	(28.4)	(35.2)
Interest and other expense, net	(5.9)	(5.4)
Loss before (benefit)/provision for income taxes	(34.3)	(40.6)
(Benefit)/provision for income taxes	(11.2)	15.0
Net loss	$(23.1)	$(55.6)
Net loss per share:
Basic	$(0.58)	$(1.43)
Diluted	$(0.58)	$(1.43)
Shares used in computing net loss:
Basic	39.8	38.8
Diluted	39.8	38.8

(1) These acquisition related costs consist primarily of amortization associated with certain acquired intangible assets.
(2) These acquisition related costs consist primarily of amortization associated with certain acquired intangible assets.
(3) Restructuring costs primarily include severance related costs associated with operational restructurings.

SYNAPTICS INCORPORATED
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In millions, except per share data)
(Unaudited)

	Three Months Ended
	September 2024	September 2023
GAAP gross margin	$120.9	$107.1
Acquisition and integration related costs	20.8	17.8
Share-based compensation	(2.7)	1.1
Non-GAAP gross margin	$139.0	$126.0
GAAP gross margin - percentage of revenue	46.9%	45.1%
Acquisition and integration related costs - percentage of revenue	8.1%	7.5%
Share-based compensation - percentage of revenue	(1.1%)	0.4%
Non-GAAP gross margin - percentage of revenue	53.9%	53.0%
GAAP research and development expense	$81.3	$86.5
Share-based compensation	(14.5)	(15.2)
Non-GAAP research and development expense	$66.8	$71.3
GAAP selling, general, and administrative expense	$50.0	$42.3
Share-based compensation	(15.4)	(16.9)
Acquisition and integration related costs	(3.3)	—
Legal settlement accruals and other	(2.2)	—
Non-GAAP selling, general, and administrative expense	$29.1	$25.4
GAAP operating loss	$(28.4)	$(35.2)
Acquisition and integration related costs	27.9	23.3
Share-based compensation	27.2	33.2
Legal settlement accruals and other	2.2	—
Restructuring costs	14.2	8.0
Non-GAAP operating income	$43.1	$29.3
GAAP net loss	$(23.1)	$(55.6)
Acquisition and integration related costs	27.9	23.3
Share-based compensation	27.2	33.2
Restructuring costs	14.2	8.0
Legal settlement accruals and other	2.2	—
Other non-cash items	0.6	0.6
Non-GAAP tax adjustments	(16.5)	10.8
Non-GAAP net income	$32.5	$20.3
GAAP net loss per share	$(0.58)	$(1.43)
Acquisition and integration related costs	0.70	0.60
Share-based compensation	0.68	0.86
Restructuring costs	0.36	0.21
Legal settlement accruals and other	0.06	—
Other non-cash items	0.02	0.02
Non-GAAP tax adjustments	(0.41)	0.28
Share adjustment	(0.02)	(0.02)
Non-GAAP net income per share - diluted	$0.81	$0.52

SYNAPTICS INCORPORATED
CONDENSED CONSOLIDATED CASH FLOWS
(In millions)
(Unaudited)

	Year Ended
	September 2024	September 2023
Net loss	$(23.1)	(55.6)
Non-cash operating items	47.5	75.2
Changes in working capital	(35.8)	25.8
Net cash (used in) provided by operating activities	(11.4)	45.4

Purchase of intangible assets	—	(13.5)
Purchases of short-term investments	—	(16.6)
Advance payment on intangible assets	—	(116.5)
Net proceeds from maturities and sales of short-term investments and other	—	3.2
Purchases of property and equipment	(9.1)	(6.7)
Net cash used in investing activities	(9.1)	(150.1)

Equity compensation, net	(3.6)	(16.8)
Payment of debt obligations	(1.5)	(3.0)
Other	1.6	1.7
Net cash used in financing activities	(3.5)	(18.1)
Effect of exchange rate changes on cash and cash equivalents	0.7	(0.6)
Net decrease in cash and cash equivalents	(23.3)	(123.4)
Cash and cash equivalents, beginning of period	876.9	924.7
Cash and cash equivalents, end of period	$853.6	$801.3